UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2022

Avient Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avient Center
33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	AVNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 19, 2022, Avient Corporation (“Avient”) entered into a signing protocol (the “Signing Protocol”) with Koninklijke DSM N.V., a public limited liability company incorporated under the laws of the Netherlands (“Seller”). On June 22, 2022, the consultation process with the relevant Dutch works council was completed and on June 23, 2022, pursuant to the terms of the Signing Protocol, Avient and Seller entered into a Sale and Purchase Agreement (the “Purchase Agreement”) pursuant to which Avient will, among other things, acquire from Seller (a) all of the equity of DSM Protective Materials International B.V., a private limited liability company organized under the laws of the Netherlands, DSM Protective Materials B.V., a private limited liability company organized under the laws of the Netherlands, and DSM Protective Materials LLC, a Delaware limited liability company, and (b) certain other assets related to Seller’s protective materials business (such equity and assets together, the “DPM Business”) (such acquisition of the DPM Business, the “Acquisition”).

Pursuant to the terms of the Purchase Agreement, Avient has agreed to acquire the DPM Business for an aggregate purchase price of €1,380,300,000, subject to certain customary adjustments for a European “locked box” transaction (the “Purchase Price”). Certain Purchase Price payments are Euro-denominated and are subject to change based on fluctuations in the Euro-USD exchange rate.

The closing of the Acquisition is subject to the satisfaction or waiver of customary and other conditions, including the receipt of required regulatory approvals.

The foregoing descriptions are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit:

Number	Exhibit
2.1
Sale and Purchase Agreement of the DSM Protective Materials Business, by and among Koninklijke DSM N.V., Avient Corporation and, solely for the purposes of Clause 2.1 and Clause 2.2, Fiber-Line International B.V., dated June 23, 2022†

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

† The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIENT CORPORATION

By: /s/ Lisa K. Kunkle

Name: Lisa K. Kunkle
Title: Senior Vice President, General Counsel and Secretary

Date: June 24, 2022